UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): March 9, 2012

AMERICAN STRATEGIC MINERALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-171214	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31161 Hwy. 90 Nucla, Colorado		81424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 864-2125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 9, 2012, American Strategic Minerals Corporation (the “Company”) exercised its option to purchase certain unpatented lode mining claims located in San Juan County, Utah from Terryl Dickerson, Dennis Bailey, Joe Vancil and Courtney Paton pursuant to an Option Agreement for Purchase of Mining Claims entered into on December 27, 2011 (the “Option Agreement”).  As set forth in the Option Agreement, the Company paid Mssrs. Dickerson, Bailey and Vancil and Ms. Paton an aggregate of $3,500 upon the signing of the Option Agreement and agreed to pay an aggregate of $171,500 within ten business days of exercise of the option.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Option Agreement for Purchase of Mining Claims
10.2	Forms of Quitclaim Deed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 15, 2012

AMERICAN STRATEGIC MINERALS CORPORATION

By:	/s/ George Glasier
Name: George Glasier
Title: President and Chief Executive Officer